                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                January 9, 1998







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                           1-12084                        34-1559357
(State of incorporation)         (Commission File Number)      (IRS Employer identification No.)

        300 Madison Avenue
           Toledo, Ohio                                           43604
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100

ITEM 5.  OTHER INFORMATION
-------  -----------------


     On January 9, 1998 Libbey Inc. (the "Company") through a press release announced estimated fourth quarter financial results.


     (c)  EXHIBITS

     Exhibit
        No.                         Description
        ---                         -----------

        99             Text of Press Release dated January 9, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                LIBBEY INC.
                                                Registrant






Date:  January  9, 1998                  By:    /s/ Kenneth G. Wilkes
     ----------------------                 -------------------------
                                                Kenneth G. Wilkes
                                                Vice President, Chief Financial Officer
                                                and Treasurer
                                                (Principal Accounting Officer)

                                  EXHIBIT INDEX

          Exhibit No.                       Description
          -----------                       -----------



                   99                       Press release dated January 9, 1998